UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                          August 4, 2004 (August 3, 2004)

                            SENECA FOODS CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         New York                   0-01989                  16-0733425
------------------------   --------------------------        ----------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
of Incorporation)                                         Identification No.)


                3736 South Main Street, Marion, New York, 14505
                ------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  315/926-8100
                                  ------------
               (Registrant's telephone number including area code)

                                 Not Applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1 Seneca Foods Corporation Press Release issued on August 3, 2004.


ITEM 12. Results of Operations and Financial Condition

On August 3, 2004, the Registrant issued a press release, which sets forth its results of operations for the first quarter ended June 26, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 4, 2004

                                                     SENECA FOODS CORPORATION



                                                     By: /s/Kraig H. Kayser
                                                         ---------------------
                                                         Kraig H. Kayser
                                                         President and
                                                         Chief Executive Officer